Exhibit 99.1

TERMINATION AGREEMENT

Dated as of September 7, 2010

Reference is made to that certain Master Accounts Receivable Purchase Agreement, dated as of September 30, 2008 (as amended from time to time, the “MARPA”), by and among (i) World Fuel Services, Inc., a corporation organized under the laws of Texas (“WFSI”), World Fuel Services Europe, Ltd. a company organized under the laws of England and Wales (“WFSE”), World Fuel Services (Singapore) Pte. Ltd., a company organized under the laws of Singapore (“WFSS”; and together with WFSI and WFSE, individually, a “Seller” and collectively, the “Sellers”), (ii) World Fuel Services Corporation, a corporation organized under the laws of Florida (the “Parent”), (iii) HSBC Bank USA, National Association, a national banking association organized under the law of the United States of America (“HSBC”), as administrative agent (in such capacity, the “Administrative Agent”), and (iv) the Banks party thereto. Capitalized terms used and not defined herein shall have the meanings assigned to them in the MARPA.

WHEREAS, the undersigned parties hereto desire to permanently terminate the Commitment and the MARPA in full, in conformity with the requirements of Section 15.6 of the MARPA;

WHEREAS, the Banks signatory hereto constitute all of the Banks party to the MARPA.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Reduction.

Section 1.01 Reduction Amounts.

(a) The parties hereto agree that, as of the date hereof (the “Effective Date”) (i) there have been no purchases of Receivables pursuant to Section 2.1 of the MARPA, (ii) there are no outstanding TSCP Fees, Waiting Period Compensation, Additional Compensation, Net Incentive Servicing Fees, Net Post-Termination Fees or fees payable to the Administrative Agent pursuant to Section 3.1 of the MARPA due and payable, and (iii) there are no Collections in the Collection Account due to be transferred to any of the Seller Accounts pursuant to Section 4.3 of the MARPA.

(b) The total amount necessary to satisfy in full all obligations and liabilities of all of the Sellers and the Parent under the MARPA as of the Effective Date and to terminate the Commitment in full, as of the Effective Date, is the sum of (i) all accrued and unpaid Commitment Fees pursuant to Section 3.2(a) of the MARPA, which is an amount equal to $92,000, and (ii) any actual, reasonable and documented out-of-pocket costs, fees and expenses (including reasonable attorney’s fees incurred by Nixon Peabody, LLP) incurred by the Administrative Agent in connection with the preparation of this Termination Agreement, which is an amount equal to $5,000 (such sum of the amounts in (i) and (ii), in an amount equal to $97,000, being the “Seller Termination Amount”).

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Section 1.02 Payment.

(a) On the Effective Date, the Sellers shall pay the Seller Termination Amount by way of transfer in immediately available funds to the Payment Account, or such other account of the Administrative Agent as notified by the Administrative Agent to the Facility Parties in writing.

(b) Immediately upon receipt of the Seller Termination Account, the Administrative Agent shall promptly distribute to each Bank its Pro Rata Share thereof in accordance with the MARPA.

SECTION 2. Termination.

Section 2.01 Effect of Termination. Pursuant to Section 15.6 of the MARPA, but subject to Section 2.01(e) and 3.02 hereof, the parties hereto agree that immediately upon receipt by the Administrative Agent of the Seller Termination Amount on the Effective Date, the following shall occur, and amendments to the MARPA shall be deemed to have been effectuated such that, in each case, as of the Effective Date:

(a) the Commitment of each of the Banks to purchase Receivables from any Seller shall automatically and permanently terminate and each of the Seller’s ability to sell Receivables pursuant to the MARPA shall terminate in full;

(b) the appointment of the Sellers as Administrative Agent’s servicers for the servicing of Purchased Receivables shall terminate;

(c) the guaranty of the Parent pursuant to Section 12 of the MARPA shall terminate and the Parent shall have no further duties and obligations thereunder, but subject to Section 2.01(e) and 3.02 hereof;

(d) the Termination Date shall occur; and

(e) subject to the terms and provisions of the MARPA that expressly survive the termination thereof, including but not limited to Sections 11 and 14.6 therein, all rights, obligations and liabilities of the Sellers, the Parent, the Administrative Agent and the Banks thereunder shall terminate and be satisfied in full and the MARPA shall terminate in full, it being understood that the guaranty of the Parent pursuant to Section 12 of the MARPA shall survive in respect of (i) such terms and provisions of the MARPA that expressly survive termination thereof and (ii) the obligations of the Sellers under this Termination Agreement.

Section 2.02 Termination of Liens, etc. Immediately upon receipt by the Administrative Agent of the Seller Termination Amount on the Effective Date:

(a) all liens, security interests and other encumbrances (“Liens”) held by the Administrative Agent or the Banks on any property or assets of the Sellers in connection with the MARPA, if any, shall terminate and be released;

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(b) the Administrative Agent will execute and deliver to each Seller such Lien release documents as the Parent may reasonably request in order to evidence or give public notice of such Lien terminations and releases (provided that any such Lien release documents shall be prepared and recorded at the Parent’s expense);

(c) each Seller is authorized to prepare and file (at such Seller’s expense) a UCC-3 termination statement (without signature of the Administrative Agent or any Bank) terminating each UCC financing statement that was filed in connection with the MARPA naming such Seller as debtor and the Administrative Agent as secured party; and

(d) at the request of the Parent, the Administrative Agent shall promptly confirm in writing its receipt of the Seller Termination Amount.

Section 2.03 Condition to Effectiveness. This Termination Agreement shall be effective upon the release by each party hereto of their respective executed counterpart signature pages delivered pursuant to Section 3.03 hereof.

SECTION 3. Miscellaneous.

Section 3.01 Waiver. Except as set forth herein, each party hereto expressly waives any requirement or prior written notice of termination of the MARPA and the other events described in Section 2.01 herein, in each case, as set forth in the MARPA.

Section 3.02 Survival. Each Facility Party hereby acknowledges and agrees that any of its obligations under the MARPA and any related documents that are expressly specified therein as surviving the termination of the MARPA or the termination of the Commitment shall, as so specified, survive without prejudice and remain in full force and effect.

Section 3.03 Counterparts. This Termination Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Termination Agreement by facsimile or scanned e-mail shall be effective as delivery of a manually executed counterpart of this Termination Agreement.

Section 3.04 Governing Law. THIS TERMINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 3.05 Headings and Section References. The headings of the sections of this Termination Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Termination Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Termination Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

WORLD FUEL SERVICES EUROPE, LTD., as a Seller

/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Director

WORLD FUEL SERVICES CORPORATION, as the Parent

/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Vice President, Treasurer

WORLD FUEL SERVICES, INC., as a Seller

/s/ Steven P. Klueg
Name:	Steven P. Klueg
Title:	Vice President & Treasurer

WORLD FUEL SERVICES (SINGAPORE) PTE. LTD., as a Seller

/s/ Francis Lee Boon Meng
Name:	Francis Lee Boon Meng
Title:	Managing Director

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HSBC BANK USA, NATIONAL ASSOCIATION, as the Administrative Agent and as a Bank

/s/ Shawn Alexander
Name:	Shawn Alexander
Title:	Vice President

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WACHOVIA BANK, NATIONAL ASSOCIATION, as a Bank

/s/ John Costa
Name:	John Costa
Title:	Senior Vice President

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THE ROYAL BANK OF SCOTLAND PLC, as a Bank

/s/ L. Peter Yetman
Name:	L. Peter Yetman
Title:	Senior Vice President

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TD BANK, N.A., as a Bank

/s/ Maria Willner
Name:	Maria Willner
Title:	Senior Vice President

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BNP PARIBAS, as a Bank

/s/ Frederic Fournier
Name:	Frederic Fournier
Title:	Vice President

/s/ Berangere Allen
Name:	Berangere Allen
Title:	Vice President

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WELLS FARGO HSBC TRADE BANK, N.A., as a Bank

/s/ John Costa
Name:	John Costa
Title:	Senior Vice President

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